UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 17, 2006

Main Street Banks, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-25128	58-2104977
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3500 Lenox Road, Atlanta, Georgia 30326

(Address of Principal Executive Offices, including Zip Code)

(770) 786-3441

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 17, 2006 Main Street Banks, Inc. (the “Registrant”) announced financial results for the quarter and year ended December 31, 2005. A copy of the press release announcing the Registrant’s results for the quarter and year ended December 31, 2005 is attached hereto as Exhibit 99.1. Exhibit 99.2 contains supplemental financial tables that accompany the press release.

At 10:00 a.m. EST on January 17, 2006 the Registrant will hold an investor call and webcast to discuss financial results for the quarter and year ended December 31, 2005. Instructions as to how to access the call and webcast are contained in the press release attached as hereto Exhibit 99.1. The Supplemental Information Package for use at this conference is furnished herewith as Exhibit 99.3 and incorporated by reference in this Item 2.02. All information in the Supplemental Information Package is presented as of the press release date and the Registrant does not assume any obligation to correct or update said information in the future.

The information set forth above, including the exhibits attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific references in such filings.

Item 8.01. Other Events.

The information in exhibit 99.1 contains references to the Registrant’s pending merger with BB&T Corporation, including important information regarding the Registrant’s proxy statement and BB&T’s registration statement regarding the proposed merger.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release of Registrant dated January 17, 2006

99.2	Supplemental Financial Tables

99.3	Supplemental Information Package

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 17, 2006	MAIN STREET BANKS, INC.

	By:	/s/ Samuel B. Hay III
Samuel B. Hay III
Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Document
99.1	Press Release of Registrant dated January 17, 2006

99.2	Supplemental Financial Tables

99.3	Supplemental Information Package